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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 7, 1997
                                                       -------------------

    Protection One, Inc.                 Protection One Alarm Monitoring, Inc.
(Exact Name of Registrant                     (Exact Name of Registrant
 as Specified in Charter)                      as Specified in Charter)


         Delaware                                   Delaware
      (State or Other                             (State or other
 Jurisdiction of Incorporation)             jurisdiction of Incorporation)


        0-247802                                   33-73002-01
(Commission File Number)                     (Commission File Number)

          93-1063818                                93-1065479
(I.R.S. Employer Identification No.)      (I.R.S. Employer Identification No.)

      6011 Bristol Parkway,                    6011 Bristol Parkway,
   Culver City, California 90230            Culver City, California 90230
(Address of Principal Executive Offices,   (Address of Principal Executive
      including Zip Code)                    Offices, including Zip Code)

       (310) 342-6300                                (310) 342-6300
(Registrant's Telephone Number,            (Registrant's Telephone Number,
    Including Area Code)                         Including Area Code)


           N/A                                          N/A
(Former Name or Former Address,             (Former Name or Former Address,
 if Changed Since Last Report)               if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

        As previously reported, Protection One, Inc. ("Protection One") has entered into a Contribution Agreement dated as of July 30, 1997 (as amended, the "Contribution Agreement"), with Western Resources, Inc., a Kansas corporation ("Western Resources"). A copy of the Contribution Agreement was filed as exhibit to Protection One's Current Report on Form 8-K reporting an event dated July 30, 1997; a copy of Amendment No. 1 to such agreement was filed as an exhibit to Protection One's Current Report on Form 8-K reporting an event dated October 2, 1997.

        On November 7, 1997, Protection One announced that a special meeting of stockholders to approve the issuance of shares of Protection One's common stock to Western Resources as provided for in the Contribution Agreement and the related amendment of Protection One's charter will be held on Monday, November 24, 1997, and that a notice of meeting, proxy statement and form of proxy are being mailed to holders of record of Protection One's common stock as of October 24, 1997, the record date for determining stockholders entitled to vote at the meeting. The issuance of shares to Western Resources and the other transactions provided for in the Contribution Agreement are expected to be consummated immediately following the special meeting, and the special cash dividend of $7.00 per share to be paid in connection with such transactions will be paid to holders of record of Protection One's common stock as of the date the closing occurs.


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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PROTECTION ONE, INC.
                              PROTECTION ONE ALARM MONITORING, INC.



October 7, 1997               By: /s/ John W. Hesse
                                 -------------------------------------
                                 John W. Hesse
                                 Executive Vice President
                                 and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                                  Description of Exhibit
-----------                                  ----------------------
99.1                                         Consent of Arthur Andersen LLP

99.1                                         Consent of Deloitte & Touche LLP

99.3                                         Consent of Ernst & Young LLP